UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of earliest event reported:           October 1, 1997
                                    -----------------------------------


                         UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                                          0-13265                       59-2225346
(State or other jurisdiction of incorporation)       (Commission File Number) (IRS Employer Identification No.)


1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina 29201
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:      (803) 252-3661
                                                          -------------


                        No Change
    (Former name or former  address,  if changed since last report.)












This document contains a total of 9 pages.

This Form 8-K/A amends that certain Form 8-K filed with the Securities and Exchange Commission on October 15, 1997 by UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"), and that certain Form 8-K/A filed with the Securities and Exchange Commission on December 11, 1997, and is filed to include certain revised pro forma financial information required by Item 7 of Form 8-K.

Item 7.  Financial Statements and Exhibits

         a)    Financial Statements of Business Acquired

                  The financial statements for Progressive Therapy Services, P.A., the business acquired by the wholly-owned subsidiary of the Company, were included in that certain Form 8-K/A filed with the Securities and Exchange Commission on December 11, 1997 .

         b)    Pro Forma Financial Information

                  The revised pro forma financial information for Progressive Therapy Services, P.A., the business acquired by the wholly-owned subsidiary of the Company, is included in this report beginning on page 14 .

         c)    Exhibits

                  The following exhibit is incorporated by reference to the exhibit of the same number filed with the Company's Form 8-K filed on October 15, 1997.

                           Exhibit 2.1 - Asset Purchase Agreement and Plan of Reorganization (the "Agreement") executed on October 8, 1997, to be effective October 1, 1997, by, between and among UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"); UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly-owned subsidiary of UCI ("UCI of SC"), Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); Progressive Therapy Services, P.A., a South Carolina professional corporation ("Progressive"); Bar-Ed, Professional Corporation, a South Carolina professional corporation ("Bar-Ed"); Barry E. Fitch, PT ("Fitch");
                           H. Edward Wimberly, PT ("Wimberly"); Walter Kris Merschat, OTR/L ("Merschat"); and Michael B. Norton, DC ("Norton"). (Previously filed as an Exhibit to that certain Form 8-K/A filed on December 11, 1997.)

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Statement of
                           Operations and Accumulated
                           Deficit for the year ended
                               September 30, 1996
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1996 per the Company's Annual Report and Progressive Therapy Services, P.A. as of December 31, 1996 appearing in item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Progressive Therapy Services, P.A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                                       Progressive
                                                         Therapy
                                     UCI Medical        Services,         Pro Forma              Pro Forma
                                   Affiliates, Inc.       P.A.           Adjustments              Combined
                                  ----------------    --------------    ---------------       -----------------

Revenue                           $   23,254,351      $    964,405      $           --        $   24,218,756
Operating costs                        21,525,421          792,387             166,400  (a.)
                                                                                13,600  (c.)     22,497,808
                                  ----------------    --------------    ---------------       -----------------
  Operating margin                      1,728,930          172,018            (180,000)           1,720,948

General and administrative
   expenses                               148,637          122,562                  --              271,199
Depreciation and amortization             961,115           48,847              38,041  (b.)      1,048,003
                                  ----------------    --------------    ---------------       -----------------
  Income from operations                  619,178              609            (218,041)             401,746

Interest expense, net                    (582,937)         (30,414)                 --             (613,351)
Gain on equipment                           2,105               --                  --                2,105
                                  ----------------    --------------    ---------------       -----------------

Income before income tax                   38,346          (29,805)           (218,041)            (209,500)
Income tax benefit                        427,733               --                  --               427,733
                                  ----------------    --------------    ---------------       -----------------

Net (loss) income                         466,079          (29,805)           (218,041)             218,233

Accumulated deficit - beginning
   of year                             (6,616,639)         136,998             (80,565)          (6,560,206)
 Distribution to stockholders                  --          (26,628)                 --              (26,628)
                                  ----------------    --------------    ---------------       -----------------

Accumulated deficit - end of
   year                           $   (6,150,560)     $     80,565            (298,606)       $   (6,368,601)
                                  ================    ==============    ===============       =================

Earnings per common and common equivalent share:
    Net income                    $          .11                (d.)                --        $         .05
                                  ================    ==============    ===============       =================

Weighted average shares of
   common stock outstanding             4,294,137               (d.)                --            4,563,462
                                  ================    ==============    ===============       =================

                          UCI Medical Affiliates, Inc.
                           Note to Pro Forma Combining
                           Statement of Operations and
                           Accumulated Deficit for the
                          year ended September 30, 1996
                                   (Unaudited)

1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1. to the pro forma balance sheet:

     (a.) Net change in physician salary. Does not include any potential fees or productivity or other incentives provided for in employment contracts between the stockholders of Progressive Therapy Services P.A. and UCI Medical Affiliates, Inc.

     (b.) Addition for amortization of goodwill on a straight line basis over 15 years.

     (c.) Net increase in rental expense for office facilities based on rental agreements executed between the parties.

     (d.) Not applicable; Progressive Therapy Services, P.A. was not required to, and did not, compute earnings per share.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                                  June 30, 1997
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of June 30, 1997 per the Company's Form 10QSB and Progressive Therapy Services, P.A. as of September 30, 1997. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Progressive Therapy Services, P.A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                                    Progressive
                                 UCI Medical          Therapy            Pro Forma             Pro Forma
                               Affiliates, Inc.    Services, P.A.       Adjustments             Combined
                               -----------------  -----------------  ------------------     -----------------
Assets
Cash and cash equivalents      $        119,538   $         27,079   $        (27,079) (a.) $        119,538
Accounts receivable - net             5,743,707             90,311                 --              5,834,018
Medical supplies inventory              379,647                 --                 --                379,647
Deferred taxes                          197,056                 --                 --                197,056
Prepaids and other assets               445,636                 --                 --                445,636
                               -----------------  -----------------  ------------------     -----------------
      Total current assets            6,885,584            117,390            (27,079)             6,975,895
Property, plant and
   equipment, net                     3,433,218            309,217           (215,735) (a.)        3,526,700
Deferred taxes                        1,380,126                 --                 --              1,380,126
Goodwill                              5,720,394                 --            672,963  (a.)        6,393,357
Other assets                            268,908             29,780            (29,780) (a.)          268,908
                               -----------------  -----------------  ------------------     -----------------
       Total assets            $     17,688,230   $        456,387   $        400,369       $     18,544,986
                               =================  =================  ==================     =================
Liabilities and Capital
Current portion - long-term
   debt                        $        854,903   $         68,257   $             --       $        923,160
Accounts payable                      1,627,827              9,658             (9,658) (a.)        1,627,827
Accrued payroll                         452,995                 --                 --                452,995
Other accrued liabilities               330,679                 --                                   330,679
                               -----------------  -----------------  ------------------     -----------------
       Total current                  3,266,404             77,915             (9,658)             3,334,661
            liabilities
Deferred taxes                               --                 --                 --                     --
Long-term debt, net of current        5,659,476            340,821           (276,133) (a.)        5,724,164
                               -----------------  -----------------  ------------------     -----------------
      Total liabilities               8,925,880            418,736           (285,791)             9,058,825
                               -----------------  -----------------  ------------------     -----------------
Common stock                            260,390                400               (400) (a.)
                                                                               13,466  (a.)          273,856
Paid-in capital                      14,312,393             19,491            (19,491) (a.)
                                                                              710,345  (a.)       15,022,738
Accumulated earnings (deficit)       (5,810,433)            17,760            (17,760) (a.)       (5,810,433)
                               -----------------  -----------------  ------------------     -----------------
         Total capital                8,762,350             37,651            686,160              9,486,161
                               -----------------  -----------------  ------------------     -----------------
         Total     liabilities
         and       capital     $     17,688,230   $        456,387   $        400,369       $     18,544,986
                               =================  =================  ==================     =================

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                                  June 30, 1997
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Progressive Therapy Services, P.A. and Bar-Ed Professional Corporation (collectively "Progressive"), by UCI Medical Affiliates, Inc. for an aggregate price of $856,756. The purchase occurred on October 8, 1997. The combining balance sheet reflects the balances of UCI at June 30, 1997 and Progressive at September 30, 1997. Pro forma adjustments are made to reflect:

(a.)The assets acquired consisted of:  The purchase price consisted of:

$ 90,311   Accounts receivable         $ 13,466   Common stock
  93,482   Furniture, equipment         710,345   Additional paid-in-capital
 672,963   Goodwill                     132,945   Liabilities assumed
 -------                                -------
$856,756                               $856,756
 =======                                =======

       Issuance of 269,325 shares of restricted common stock valued at $723,811 at estimated per share value of $2.69.

       Certain deposits ($27,079), certain furniture and equipment ($215,735), and other assets ($29,780) were not acquired. Accounts payable ($9,658), long-term debt ($276,133), and prior stockholders' equity ($37,651) were not assumed.

                          UCI Medical Affiliates, Inc.
            Pro Forma Statement of Operations and Accumulated Deficit
                     for the nine months ended June 30, 1997
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of June 30, 1997 per the Company's Form 10QSB and Progressive Therapy Services, P.A. as of September 30, 1997. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Progressive Therapy Services, P.A. after giving effect to the pro forma adjustments described in
Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                            UCI            Progressive
                                          Medical       Therapy Services,          Pro Forma              Pro Forma
                                     Affiliates, Inc.          P.A.               Adjustments              Combined
                                     ------------------ -------------------    ------------------      -----------------

     Revenue                         $     20,299,676   $        702,524       $             --        $     21,002,200
     Operating costs                       18,876,302            636,054                124,800  (a.)
                                                                                         10,200  (c.)        19,647,356
                                     ------------------ -------------------    ------------------      -----------------
     Operating margin                       1,423,374             66,470               (135,000)              1,354,844

     General and administrative
         expenses                             127,881             49,862                     --                 177,743
     Depreciation and amortization            892,372             49,040                 33,648  (b.)           975,060
                                     ------------------ -------------------    ------------------      -----------------
     Income from operations                   403,121            (32,432)              (168,648)                202,041

     Interest expense, net                   (570,951)           (30,373)                    --                (601,324)
     Gain on equipment                          8,809                 --                     --                   8,809
                                     ------------------ -------------------    ------------------      -----------------
     Income (loss) before income tax
                                             (159,021)           (62,805)              (168,648)               (390,474)
     Income tax benefit                       499,148                 --                     --                 499,148
                                     ------------------ -------------------    ------------------      -----------------

     Net income                               340,127            (62,805)              (168,648)                108,674

     Accumulated deficit -
        beginning of period                (6,150,560)            80,565                (17,760)             (6,087,755)
                                     ------------------ -------------------    ------------------      -----------------

     Accumulated deficit - end of
        period                       $     (5,810,433)  $         17,760               (186,408)       $     (5,979,081)
                                     ================== ===================    ==================      =================
                                                                                                              (f)
     Earnings per common and common equivalent share:
         Net income                  $            .07                 (d.)                   --        $            .02
                                     ================== ===================    ==================      =================
                                                                                                              (a)
     Weighted average shares of                                                                               (a)
        common stock outstanding            4,819,527                 (d.)                   --               5,088,852
                                     ================== ===================    ==================      =================

                          UCI Medical Affiliates, Inc.
                      Note to Pro Forma Combining Statement
                          of Operations and Accumulated
                           Deficit for the nine months
                               ended June 30, 1997
                                   (Unaudited)

1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1. to the pro forma balance sheet:

     (a.) Net change in physician salary. Does not include any potential fees or productivity or other incentives provided for in employment contracts between the stockholders of Progressive Therapy Services, P.A. and UCI Medical Affiliates, Inc.

     (b.) Addition for nine months amortization of goodwill on a straight line basis over 15 years.

     (c.) Net increase in rental expense for office facilities for nine months based on rental agreements executed between the parties.

     (d.) Not applicable; Progressive Therapy Services, P.A. was not required to, and did not, compute earnings per share.

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



Marion F. McFarland, III, M.D.             /s/ Jerry F. Wells, Jr.
Marion F. McFarland, III, M.D.             Jerry F. Wells, Jr., CPA
President, Chief Executive Officer and     Executive Vice President of
Chairman of the Board                      Finance and Chief Financial Officer



Date:                   September 2, 1998